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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 10, 2003

                                LivePerson, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-30141               13-3861628
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    (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)              File Number)       Identification No.)

    462 Seventh Avenue, 21st Floor, New York, New York                10018
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        (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (212) 609-4200

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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

           LivePerson, Inc. founder, Chairman and Chief Executive Officer Robert
P. LoCascio advised the company that, in order to achieve diversification and liquidity in his financial portfolio, he had entered into a written plan for trading shares of LivePerson's stock designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and in accordance with LivePerson's Insider Trading Policy. Among other things, the LivePerson Insider Trading Policy allows an employee to implement a written trading plan provided such person is not in possession of material non-public information about the company at the time the plan is entered into, consistent with Rule 10b5-1. Mr. LoCascio advised LivePerson that he established his written trading plan during an "open window" under the company's Insider Trading Policy and that his plan was implemented, in part, to avoid any inference that his future sales would be made on the basis of material non-public information. According to Mr. LoCascio, his plan provides for selling up to 500,000 shares (subject to, among other things, the volume limitations imposed by applicable securities regulations), at a minimum price of $2.05 per share.

           Except as may be required by law, LivePerson does not undertake to report written trading plans established by other company officers or directors, nor to report modifications, terminations, transactions or other activities under Mr. LoCascio's plan or the plan of any other officer or director.

           Mr. LoCascio also advised the company that, prior to establishing his written trading plan, he had recently sold 500,000 shares, which represented approximately 7% of his total holding of LivePerson stock. Mr. LoCascio stated that this sale was made in order to achieve diversification and liquidity in his financial portfolio, and that it was his first sale of stock since LivePerson went public in April 2000. Prior to his recent sale, LivePerson's most recent proxy statement reported that Mr. LoCascio owned 6,681,963 shares of common stock, as of April 1, 2003.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  LIVEPERSON, INC.
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                                                  (Registrant)

        June 10, 2003                        /s/ TIMOTHY E. BIXBY
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           Date                                Timothy E. Bixby
                                   President, Chief Financial Officer and
                                                Secretary